MAINSTAY VP SERIES FUND, INC.

Supplement dated June 20, 2008 (“Supplement”)
to the
Statement of Additional Information for Initial Class shares dated May 1, 2008 (“Initial Class SAI”)
and the
Statement of Additional Information for Service Class shares dated May 1, 2008 (“Service Class SAI”)

This Supplement updates certain information contained in the above-dated Statements of Additional Information (“SAIs”) for MainStay VP Series Fund, Inc. (“Fund”). You may obtain copies of the Fund’s Prospectus and the SAIs free of charge, upon request, by calling toll-free 800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1.  The second paragraph on page 63 of the Initial Class SAI and page 66 of the Service Class SAI in the section entitled “The Manager and the Subadvisors” is hereby revised as follows:

Prior to May 1, 2008, each Portfolio other than the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios received advisory services pursuant to Investment Advisory Agreements and administrative services under a separate Administrative Agreement. Effective May 1, 2008, the fees that were charged by NYLIM to these Portfolios under the prior Administrative and Advisory Agreements are now combined into one fee under the Management Agreement. In addition to approving the combination of these services into one Management Agreement, the shareholders of the following portfolios also approved an increase in the amount of compensation paid to NYLIM for advisory and administrative services combined: Bond, Capital Appreciation, Common Stock, Convertible, High Yield Corporate Bond, International Equity, Large Cap Growth, and Total Return. The current management fees for each Portfolio are disclosed in the Prospectus.

2. The chart on page 68 of the Initial Class SAI and page 65 of the Service Class SAI detailing the contractual Subadvisory Fees contained in the section entitled “The Manager and the Subadvisors” is hereby revised as follows to insert a footnote to the information reflected for the ICAP Select Equity Portfolio:

PORTFOLIO NAME	ANNUAL RATE
ICAP Select Equity*	0.40% on assets up to $250 million; 0.375% on assets from $250 million to $1 billion; and 0.37% on assets over $1 billion.
Large Cap Growth**
0.40% on assets up to $250 million;
0.35% on assets from $250 million to $500 million;
0.30% on assets from $500 million to $750 million;
0.25% on assets from $750 million to $1 billion; and
0.20% on assets over $1 billion.

* Effective May 1, 2008, Institutional Capital Management LLC, Subadvisor for the ICAP Select Equity Portfolio, has agreed to waive its subadvisory fee by 0.025% at all asset levels. With this waiver in effect, the subadvisory fee is 0.375% on assets up to $250 million; 0.35% on assets from $250 million to $1 billion; and 0.345% on assets over $1 billion.

** On the average daily net asset value of all Winslow-serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, a series of The MainStay Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.